EXHIBIT 99.1

                          PURCHASE COMMITMENT AGREEMENT

         THIS PURCAHSE COMMITMENT AGREEMENT is made and effective as of the 16th day of October, 2003, by and between Tarrant Mexico S. de R.L. de C.V., a corporation formed under the laws of the Republic of Mexico (the "PURCHASER"), and Acabados y Cortes Textiles S.A. de C.V., a corporation formed under the laws of the Republic of Mexico (the "PRODUCER"), with respect to the following facts:

                                    RECITALS

         A. The Producer is engaged in the production of twill and denim fabric at the facility located at Lote 1 A,B,C, S/N, San Diego Xocoyucan,
Corredor   Industrial,   Ixtlacuixtla,   Tlaxcala,   Mexico,   C.P.  90700  (the
"FACILITY").

         B. The Purchaser desires to purchase from the Producer, and the Producer desires to manufacture for the Purchaser, denim and twill fabric on the terms and conditions contained herein.

         NOW, THEREFORE, subject to the terms and conditions of this Agreement, and on the basis of the premises, representations, warranties and agreements contained herein, the parties hereto agree as follows:

         1.       PURCHASE COMMITMENT.

                  1.1 Subject to SECTION 1.4 below, commencing with December 2003 and continuing thereafter for each calendar month during the Term, the Purchaser agrees to submit to the Producer from time to time Purchaser Orders for twill or denim fabric ("FABRIC") to be produced at the Facility which, in the aggregate, are for an amount of Fabric at least equal to the Minimum Commitment for such calendar month, and to purchase from Producer all Fabric identified in Purchase Orders accepted by Producer and delivered in accordance with the terms of such Purchase Order and this Agreement.

                  1.2 For purposes hereof, "MINIMUM COMMITMENT" for an applicable calendar month shall mean Purchase Orders for the following minimum yards of Fabric:

JANUARY        FEBRUARY        MARCH         APRIL          MAY           JUNE

333,333         333,333       333,333       666,666       666,666        666,666

  JULY          AUGUST       SEPTEMBER      OCTOBER       NOVEMBER      DECEMBER

666,666         666,666       666,666       333,333       333,333        333,333

                  1.3 The Producer shall have the right to accept or reject any Purchase Order submitted by Purchaser. Any bona fide Purchase Order submitted by Purchaser in the ordinary


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course of its  business,  and  rejected  by Producer  for any  reason,  shall be counted towards Purchaser's Minimum Commitment for the calendar month in which such order is submitted notwithstanding Purchaser's failure to purchase the Fabric identified in such Purchase Order.

                  1.4 For purposes of this SECTION 1: (a) any excess orders of Fabric above the Minimum Commitment for an applicable calendar month quarter shall be applied towards, and reduce, the Minimum Commitment for the next succeeding calendar months until the excess amount has been applied in full; and
(b) any orders of Fabric by United Apparel Ventures, LLC ("UAV") (or by a third party on behalf of UAV) shall be deemed to be an order of Fabric by Purchaser, and thus shall be applied towards, and reduce, the Minimum Commitment for the calendar month in which such Fabric is ordered.

                  1.5 If during any calendar month, Purchaser fails to satisfy the Minimum Commitment by ordering less then the required amount of Fabric, then within fifteen (15) calendar days following the end of the applicable calendar month, Purchaser shall pay to Producer One Dollar (US$1.00) for each yard of Fabric that comprises such shortfall, which payment obligation shall be Purchaser's sole obligation to Producer hereunder.

         2.       PURCHASE ORDERS.

                  2.1 The Purchaser shall order products from the Producer by delivery to the Producer of a written purchase order (a "PURCHASE ORDER") in the Purchaser's standard form, as the same may be amended by the Purchaser from time to time, which purchase order shall set forth the amount of Fabric to be manufactured, the specifications therefor, the date on which such Fabric shall be delivered, the place to which such Fabric shall be delivered, the methods of packaging and shipping such Fabric and such other matters pertaining to the manufacture of the Fabric by the Producer and the purchase thereof by the Purchaser as the Purchaser shall deem to be necessary or appropriate. In the event of any conflict between a Purchase Order and any document provided by the Purchaser in connection therewith (including, but not limited to, any confirmation or invoice), the terms of the Purchase Order shall prevail.

                  2.2 A Purchase Order shall be deemed to have been accepted by the Producer unless expressly rejected by the Producer within five
(5) business days after the receipt thereof. Any such rejection shall be in writing and shall specify in reasonable detail the grounds therefor.

                  2.3 The Purchaser shall have the right to cancel or amend all or any portion of a Purchase Order at any time prior to the date that the Producer shall have commenced weaving fabric in connection with such portion of the Purchase Order. There shall be no cost or expense incurred by the Purchaser in connection with any such cancellation or amendment. Any such amendment shall be deemed to have been accepted by the Producer unless expressly rejected by the Producer within forty-eight (48) hours after receipt thereof in the manner set forth in SECTION 2.2.

         3.       QUALITY CONTROL.

                  3.1 The Producer shall manufacture all products in a good, uniform and workmanlike manner and strictly in accordance with the specifications set forth in each Purchase Order and any samples provided by the Purchaser.


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                  3.2      The  Producer  shall  inspect  each  unit of  product
before delivery. Such inspection shall be made in accordance with such inspection standards as may be designated by the Purchaser from time to time and written reports of the results of such inspection, in such form as may be designated by the Purchaser from time to time, shall be delivered to the Purchaser on or before the delivery of such products.

                  3.3 The Purchaser shall have the right, but not the obligation, to have one or more quality assurance or other representatives present at the Producer's manufacturing facilities from time to time during the Term on a full-time or part-time basis to observe the production of products and the Producer's compliance with the terms of this Agreement. Such inspections shall not be deemed to constitute or evidence the acceptance by the Purchaser of such products.

         4.       MANUFACTURE OF PRODUCTS.

                  4.1 The rights granted to the Producer in this Agreement are personal to the Producer and the Producer shall not sell, assign, sublicense, transfer, convey, create any interest in or otherwise dispose of, or hypothecate, mortgage, use as collateral, pledge or otherwise borrower against, any such rights, or assign or subcontract any portion of the manufacture of any products to any other person, without the prior written consent of the Purchaser in each instance, which consent may be withheld by the Purchaser in its sole and absolute discretion. Any attempt by the Producer to do so shall be null and void and (in addition to all other remedies available to the Producer at law or equity or under this Agreement) shall entitle the Purchaser (i) to terminate the Producer's rights under SECTION 1 or (ii) to reject any or all products manufactured, in whole or in part, by any such person. A Change in Control of the Producer or any permitted subcontractor shall be deemed to be an attempt to transfer the rights granted to the Producer in SECTION 1 in violation of this
SECTION 4.1. Approval by the Producer of any action otherwise prohibited by this
SECTION 4.1 shall not release the Producer of any of its obligations under this Agreement.

                  4.2 All products manufactured by the Producer shall comply strictly with all applicable laws, rules, regulations, permits, orders and safety standards of all federal, state, local and foreign governmental authorities.

                  4.3 The Producer shall obtain, at its sole cost and expense, any certification, approval or permit required in connection with the manufacture of the products and the performance of its obligations hereunder.

                  4.4 The term "CHANGE IN CONTROL" shall mean the occurrence of any of the following events: (i) any person, together with all affiliates and associates of such person (other than the shareholders of the Producer on the date hereof), shall become the beneficial owner of fifty percent (50%) or more of the voting power of the Producer or (ii) any person, together with all affiliates and associates of such person (other than the shareholders of the Producer on the date hereof), shall obtain the power, directly or indirectly, to direct or cause the direction of the management and policies of the Producer, whether through the ownership of voting securities or by contract or otherwise, or (iii) the sale by the Producer of all or any substantial portion of its assets to a single person.


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


         5.       PURCHASE PRICE.

                  5.1 From time to time during the Term, the Purchaser and the Producer shall use their best efforts in good faith to mutually establish purchase prices for each type of Fabric subject to this Agreement. Notwithstanding the foregoing, the Producer agrees that the price for each type of Fabric sold to the Purchaser hereunder shall be no greater than the lowest price at which substantially similar volumes of the same type of Fabric (or substantially similar type of Fabric in terms of costs to produce) is sold to third parties. All invoices issued by the Producer under this Agreement shall be paid by the Purchaser within thirty (30) days after delivery of the products relating thereto.

                  5.2 The Producer shall comply with all applicable laws in performing its obligations hereunder, including, but not limited to, any applicable federal, state, local or foreign laws, rules or regulations relating to invoicing the purchase of fabric or to the payment or withholding of taxes.

         6.       TERM.

                  6.1 Unless sooner terminated in accordance with SECTION 6.2, the term (the "TERM") of this Agreement shall commence on the date hereof and shall end on the sixth anniversary of the date hereof.

                  6.2 The Term shall terminate prior to the expiration of its stated term upon the happening of any of the following events:

                           6.2.1    at the option of either party,  if the other
party shall fail to perform in any material respect any material term, condition or obligation to be performed by it under this Agreement and either (A) such failure is not cured within ten (10) days after written notice of such failure is given by the terminating party to the defaulting party or (B) the defaulting party shall have commenced during such ten (10) day period, and shall diligently pursue thereafter, all actions reasonably necessary to cure such failure; or

                           6.2.2    at the option of either party,  if the other
party shall fail to pay when due any amounts hereunder, which failure is not cured within ten (10) days of written demand therefor; or

                           6.2.3    at the option of either  party,  immediately
upon written notice, if the other party shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

                           6.2.4    at the option of either  party,  immediately
upon written notice, if an involuntary case or other proceeding shall be commenced against the other party seeking


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


liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case remains unstayed and in effect for more than sixty (60) days; or

                           6.2.5    at the option of the Purchaser,  immediately
upon written notice,  upon the occurrence of any event set forth in SECTION 4.1;
or

                           6.2.6    at the option of the Purchaser,  immediately
upon written notice, upon the occurrence of a Change in Control of the Producer; or

                           6.2.7    at the option of the Purchaser,  immediately
upon written notice, following termination of by the Purchaser or any of its Affiliates of any of the Lease Agreements following the Producer's uncured default thereunder.

                  6.3 For purposes hereof, "LEASE AGREEMENTS" means (a) that certain Lease Agreement, made and entered into as of even date herewith, by and among the Purchaser, the Producer, and Inmobiliaria Cuadros, S.A. de C.V. ("INMOBILIARIA"), with respect to the Facility, and (b) that certain Lease Agreement, made and entered into as of even date herewith, by and among the Purchaser, the Producer, and Inmobiliaria with respect to the premises located at Carretera Tehuacan - Teotitlan Km 8 S/N, Ajalpan, Puebla, Mexico, including the real property identified as "Parcelas 168 Z-1 P2, 169 Z-1 P2/2, y 176 Z-1 P2/2, Municipio de Ajalpan, Puebla, Mexico.

                  6.4 Upon the termination of the Term for any reason, neither party shall have any remaining rights, duties or obligations hereunder, except that (i) any Purchase Order accepted by the Producer before such termination shall be governed by the terms and conditions herein provided, (ii) each party shall continue to pay to the other all amounts due hereunder, (iii) the Producer shall continue to be bound by SECTION 7 hereof and (iv) each party shall use its commercially reasonable efforts to effect the orderly termination of the relationship contemplated by this Agreement.

         7.       CONFIDENTIAL INFORMATION.

                  7.1 The Producer acknowledges that (i) it will obtain knowledge of confidential information of the Purchaser during the Term, including, but not limited to, designs and other data and information of a proprietary nature which is not generally known to the public ("CONFIDENTIAL INFORMATION"), and that (ii) maintenance of the proprietary character of the
Confidential Information is important to the Purchaser and its business operations. The Producer shall keep secret all Confidential Information, shall not use Confidential Information for any purpose other than as expressly authorized hereunder and shall not disclose Confidential Information to anyone except to the extent required in performing services hereunder or the Confidential Information becomes publicly available through no fault of the Producer. The Confidential Information shall constitute "trade secrets" within the meaning of the Uniform Trade Secrets Act contained in California Civil Code Sections 3426 et seq. and Articles 82 to 86 of the Ley de la Propiedad Industrial, and the Purchaser shall receive all of the protections and be afforded all of the remedies available under such laws.


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                  7.2      The Producer hereby  acknowledges  and agrees that it
would be difficult to fully compensate the Purchaser for damages resulting from the breach or threatened breach of SECTION 7.1 of this Agreement and, accordingly, the Purchaser shall be entitled to temporary and injunctive relief, including temporary restraining orders, preliminary injunctions and permanent injunctions, to enforce such provisions without the necessity of proving actual damages or being required to post any bond or undertaking in connection with any such action. This provision with respect to injunctive relief shall not diminish, however, the right of the Purchaser to any other relief or to claim and recover damages.

         8. FORCE MAJEURE. Except for obligations of payment, neither party hereto shall be liable for non-performance caused by any circumstances beyond its reasonable control, including, but not limited to, lightning, earthquake, storm, acts of enemies, sabotage, war, blockade, insurrection, riot, epidemic, landslide, flood, fire, washout or the order of any court or authority, which circumstance by the exercise of due diligence the party invoking this SECTION 8 is unable to prevent or overcome; PROVIDED, that in the event of a delay in the delivery of any products pursuant to this SECTION 8 for more than sixty (60) days, the Purchaser shall have the right to cancel that portion of the Purchase Order with respect to which delivery has been so delayed, in which case the Fabric that is the subject of the cancelled Purchase Order shall nevertheless be counted towards the Purchaser's Minimum Commitment for the then present Contract Year; and PROVIDED, FURTHER, that during any period in which the Producer is unable to supply Fabric for the reasons set forth in this SECTION 8, then the Purchaser's Minimum Commitment for the Contract Year (or Contract Years) during which such cessation in supply occurs shall be reduced PRO RATA in relation to the number of days in the applicable Contract Year in which the Producer is unable to produce Fabric.

         9. RELATIONSHIP OF THE PARTIES. The relationship between the parties hereto under this Agreement is solely that of purchaser and vendor, and neither party is or shall be construed to be a partner, joint venturer, employee, agent, representative, franchisee or participant of or with the other party for any purpose whatsoever. Neither party shall have any right or authority whatsoever to assume or to create any obligation or responsibility, express or implied, on behalf of or in the name of the other party or to bind the other party in any capacity.

         10. WAIVER. No failure to exercise, and no delay in exercising, any right, power or remedy hereunder shall impair any right, power or remedy which any party may have, nor shall any such delay be construed as a waiver of any such rights, powers or remedies or an acquiescence in any breach or default under this Agreement. The rights and remedies herein specified are cumulative and not exhaustive of any rights or remedies which any party would have. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

         11. INSURANCE. The Producer shall maintain at its sole expense policies of insurance in forms and with coverages that are customary for persons and entities participating in the manufacture and delivery of fabric, which policies shall be reasonably acceptable to the Purchaser. The Producer shall provide the Purchaser with a certificate of insurance or other written evidence of the coverage described herein as of the commencement of the Term and as of the annual renewal of such insurance policies. The policies shall provide that insurance coverage


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may not be canceled or be subject to a reduction  of coverage or other  material modification unless at least thirty (30) days' prior written notice is given to the Purchaser by the insurance carrier.

         12. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. All representations, warranties and agreements made by the parties in this Agreement (including, but not limited to, statements contained in any exhibit, schedule or certificate or other instrument delivered by or on behalf of any party hereto or in connection with the transactions contemplated hereby) shall survive the consummation of the transaction contemplated hereby notwithstanding any investigations, inspections, examinations or audits made by or on behalf of any party.

         13.      INDEMNIFICATION.

                  13.1 Each party shall indemnify, defend and hold harmless the other party and its officers, directors, shareholders, employees, affiliates, agents, successors and assigns, and any person who controls or is deemed to control any of them, from, against and in respect of any and all payments, damages, claims, demands, losses, expenses, costs, obligations and liabilities (including, but not limited to, reasonable attorneys' fees and costs, and the costs of investigation and preparation) (a "LOSS") which, directly or indirectly, arise, result from or are related to any breach by the Indemnifying party of any of its representations, warranties, covenants or commitments under this Agreement or any agreement or instrument delivered pursuant hereto.

                  13.2 The Producer shall be solely responsible for all costs incurred by it in its business or operations or the performance of its obligations under this Agreement, including, but not limited to, any tax, environmental, labor, social security, civil, mercantile or other cost or liability, and shall indemnify, defend and hold harmless the Purchaser and its officers, directors, shareholders, employees, affiliates, agents, successors and assigns, and any person who controls or is deemed to control any of them, from, against and in respect of any Loss which, directly or indirectly, arises, results from or is related to the Purchaser's performance or failure to perform any of its obligations under this Agreement.

                  13.3 Consummation of the transactions contemplated hereunder shall not be deemed or construed to be a waiver of any right or remedy of any indemnified party, nor shall this section or any other provision of this Agreement be deemed or construed to be a waiver of any ground of defense by it. The indemnifying party's obligations hereunder shall be in addition to any liability that it or any other person otherwise may have to the indemnified parties, and shall be binding upon, and inure to the benefit of its successors and assigns, and shall inure to the benefit of the heirs, representatives, successors and assigns of each indemnified party. The obligation to advance or pay promptly on demand all amounts as they are incurred shall exist irrespective of the ultimate final judicial determination, and in the event of a dispute about amounts owed, such amounts shall be advanced as they are incurred pending resolution and final judicial determination.

         14. THIRD-PARTY CLAIMS. The indemnified party shall promptly notify the indemnifying party of the existence of any claim, demand or other matter involving liabilities to third parties to which the indemnifying party's indemnification obligations could apply and shall give the indemnifying party a reasonable opportunity to defend the same at its expense and with


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counsel of its own selection  (who shall be approved by the  indemnified  party, which approval shall not be withheld unreasonably); PROVIDED, HOWEVER, that (i) the indemnified party shall at all times also have the right to fully participate in the defense at its own expense, (ii) if, in the reasonable judgment of the indemnified party, based upon the written advice of counsel, a
conflict  of  interest  may  exist  between  the   indemnified   party  and  the
indemnifying party, the indemnifying party shall not have the right to assume such defense on behalf of such indemnified party, and (iii) the failure to so notify the indemnifying party shall not relieve the indemnifying party from any liabilities that it may have hereunder or otherwise, except to the extent that such failure so to notify the indemnifying party materially prejudices the rights of the indemnifying party. If the indemnifying party shall, within a reasonable time after such notice, fail to defend, the indemnified party shall have the right, but not the obligation, to undertake the defense of, and to compromise or settle the claim or other matter on behalf, for the account and at the risk and expense of the indemnifying party. The indemnifying party shall not compromise or settle the claim or other matter for any consideration other than the payment of money without the prior written consent of the indemnified party. The indemnified party shall make available all information and assistance that the indemnifying party may reasonably request; provided, however, that any associated expenses shall be paid by the indemnifying party as incurred.

         15. NOTICES. Any notice or other communication required or permitted hereunder shall be in writing in the English language and shall be deemed to have been given (i) if personally delivered, when so delivered, (ii) if mailed, one (1) week after being placed in the United States mail certified, return receipt requested, postage prepaid, addressed to the party to whom it is directed at the address set forth on the signature page hereof or (iii) if given by telecopier, when such notice or communication is transmitted to the telecopier number set forth on the signature page hereof and written confirmation of receipt is received. Each of the parties shall be entitled to specify a different address by giving the other parties notice as aforesaid.

         16. ENTIRE AGREEMENT. This Agreement and the schedules and exhibits hereto (which are incorporated herein by reference) constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, relating to the subject matter of this Agreement. No supplement, modification, waiver or termination of this Agreement shall be valid unless executed by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver, unless otherwise expressly provided.

         17. HEADINGS. Section and subsection headings are not to be considered part of this Agreement and are included solely for convenience and reference and in no way define, limit or describe the scope of this Agreement or the intent of any provisions hereof.

         18. SUCCESSORS AND ASSIGNS. The rights and duties of the Producer under this Agreement are personal, and the Producer shall not assign or otherwise transfer any of its rights or delegate any of its duties hereunder (whether voluntarily or involuntarily) without the prior written consent of the Purchaser in each instance. Subject to the foregoing, all of the terms, provisions and obligations of this Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective permitted successors and assigns.


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         19.      GOVERNING LAW. The validity,  construction and  interpretation of this Agreement shall be governed in all respects by the laws of the State of California applicable to contracts made and to be performed wholly within that State.

         20. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each one of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         21. THIRD PARTIES. Nothing in this Agreement, expressed or implied, is intended to confer upon any person other than the parties hereto and their respective heirs, representatives, successors and assigns any rights or remedies under or by reason of this Agreement.

         22. ATTORNEYS' FEES. In the event any party takes legal action to enforce any of the terms of this Agreement, the unsuccessful party to such action shall pay the successful party's expenses (including, but not limited to, reasonable attorneys' fees and costs) incurred in such action.

         23. FURTHER ASSURANCES. Each party hereto shall, from time to time at and after the date hereof, execute and deliver such instruments, documents and assurances and take such further actions as the other parties reasonably may request to carry out the purpose and intent of this Agreement.

         24. ARBITRATION. Any controversy arising out of or relating to this Agreement or the transactions contemplated hereby shall be referred to arbitration before the American Arbitration Association strictly in accordance with the terms of this Agreement and the substantive law of the State of
California.  The  board  of  arbitrators  shall  convene  at  a  place  mutually acceptable to the parties in the State of California and, if the place of arbitration cannot be agreed upon, arbitration shall be conducted in Los Angeles. The parties hereto agree to accept the decision of the board of arbitrators, and judgment upon any award rendered hereunder may be entered in any court having jurisdiction thereof. Neither party shall institute a proceeding hereunder until that party has furnished to the other party, by registered mail, at least thirty (30) days prior written notice of its intent to do so.

         25. CONSTRUCTION. This Agreement was reviewed by legal counsel for each party hereto and is the product of informed negotiations between the parties hereto. If any part of this Agreement is deemed to be unclear or ambiguous, it shall be construed as if it were drafted jointly by the parties. Each party hereto acknowledges that no party was in a superior bargaining position regarding the substantive terms of this Agreement.

         26. CONSENT TO JURISDICTION. Subject to SECTION 24, each party hereto, to the fullest extent it may effectively do so under applicable law, irrevocably (i) submits to the exclusive jurisdiction of any court of the State of California or the United States of America sitting in the City of Los Angeles over any suit, action or proceeding arising out of or relating to this Agreement, (ii) waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the establishment of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court


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


has been brought in an inconvenient forum, (iii) agrees that a final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon such party and may be enforced in the courts of the United States of America, the State of California or the Republic of Mexico (or any other courts to the jurisdiction of which such party is or may be subject) by a suit upon such judgment and (iv) consents to process being served in any such suit, action or proceeding in the manner set forth in Section 15. Each party agrees that such service (i) shall be deemed in every respect effective service of process upon such party in any such suit, action or proceeding and
(ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to such party.

         27. EXPENSES. Each party shall bear the expenses incurred by it in connection with the negotiation, execution and delivery of this Agreement and the other agreements and instruments contemplated hereby and the consummation of the transactions contemplated hereby and thereby.

         28. SEVERABLE PROVISIONS. The provisions of this Agreement are severable, and if any one or more provisions may be determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions, and any partially unenforceable provisions to the extent enforceable, shall nevertheless be binding and enforceable.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first set forth above.

                                    Tarrant Mexico, S. de R.L. de C.V.

                                     /S/ CORAZON REYES
                                    --------------------------------------------
                                    Name: Corazon Reyes
                                    Authorized Representative

                                    Address:
                                             -----------------------------------



                                    Acabados y Cortes Textiles, S.A. de C.V.

                                      /S/ KAMEL NACIF
                                    --------------------------------------------
                                    Name: Kamel Nacif
                                    Authorized Representative

                                    Address:       Edgar Allen Poe #231
                                                   Col.  Polanco, C.P.  11550
                                                   Mexico D.F.
                                                   Telecopier: (525) 255-1009


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